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                                                                     EXHIBIT 99a

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Gary M. Mulloy, Chairman and Chief Executive Officer of ADVO, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 12, 2003                               By: /s/ GARY M. MULLOY
      ------------                                   ------------------
                                                        Gary M. Mulloy
                                                        Chairman and
                                                        Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.